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Scudder Variable Series II

o SVS Janus Growth And Income Portfolio

Supplement to the currently effective prospectuses


The following information replaces the disclosure for Scudder Variable Series
II: SVS Janus Growth And Income Portfolio in "The Portfolio Manager" section of the prospectuses.

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.















January 12, 2004